UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): Sept. 14, 2016 (Sept. 14, 2016)

Connecticut Water Service, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut

(State or Other Jurisdiction of Incorporation)

0-8084	06-0739839
(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562
(Address of Principal Executive Offices)	(Zip Code)

(860) 669-8630

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Mid-Year Letter to Shareholders

On September 14, 2016, Connecticut Water Service, Inc. (“CTWS”) issued a mid-year letter to its shareholders which included a discussion of CTWS’ pending acquisition of The Heritage Village Water Company.

A copy of CTWS’ letter to shareholders is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Additional Information About the Merger and Where to Find It

In connection with the proposed acquisition of The Heritage Village Water Company by CTWS, CTWS will be filing a registration statement on Form S- 4 with the SEC under the Securities Act of 1933 containing a proxy or information statement of Heritage Village Water Company that also constitutes a prospectus of CTWS (the “Statement/Prospectus”) and other documents regarding the proposed transaction.

Before making any voting or investment decisions, we urge investors and security holders to read the Statement/Prospectus (including all amendments and supplements thereto) and other documents filed with the SEC carefully and in their entirety when they become available, because they will contain important information about CTWS, Heritage Village Water Company and the proposed merger.

When available, copies of the Statement/Prospectus will be mailed to the shareholders of Heritage Village Water Company. Copies of the Statement/Prospectus may be obtained free of charge at the SEC’s web site at www.sec.gov, or by directing a request to CTWS’s Corporate Secretary, Kristen A. Johnson, at Connecticut Water Service, Inc., 93 West Main Street, Clinton, Connecticut 06413, or by telephone at 1-800-428-3985, ext. 3056, or on our website at www.ctwater.com. Copies of other documents filed by CTWS with the SEC may also be obtained free of charge at the SEC’s web site or by directing a request to CTWS at the address provided above.

CTWS and Heritage Village Water Company and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed merger. Information regarding CTWS’s directors and executive officers and their respective interests in CTWS by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on March 14, 2016 and its Proxy Statement on Schedule 14A filed with the SEC on March 31, 2016. Certain information regarding Heritage Village Water Company’s directors and executive officers is available in its Annual

Report for 2014 filed with the Connecticut Public Utilities Regulatory Authority (“PURA”) and available at the PURA’s website, www.ct.gov/pura. Additional information regarding the interests of such potential participants will be included in the Statement/Prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed merger.

This current report and its exhibit shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

The following is filed herewith as an exhibit hereto:

(d)	Exhibits

99.1	CTWS mid-year letter to shareholders, issued on September 14, 2016, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.
a Connecticut corporation

Date: September 14, 2016	By:	/s/ David C. Benoit
		Name:	David C. Benoit
		Title:	Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	CTWS mid-year letter to shareholders, issued on September 14, 2016, is filed herewith.